UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 25, 2021

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

RENAVOTIO, INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(888) 928-1312

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Renavotio, Inc. is referred to herein as “Renavotio”, “we”, “our”, or “us” or the “Company”.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

New Independent Accountants

Effective October 25, 2021, our Board of Directors appointed Marcum, LLP, (“Marcum”), as our independent registered public accounting firm, to audit our financial statements as of December 31, 2021 and 2020 and for the years then ended (the “Appointment”).

Prior to the Appointment, Marcum issued an audit report on April 14, 2021 ("Audit Report"), on the combined financial statements as of December 31, 2019 and 2018 and for the years then ended of our wholly-owned subsidiaries, Utility Management and Construction, LLC and Cross-Bo Construction, LLC (collectively referred to as the “Subsidiaries”). Marcum's audit report did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, other than an explanatory paragraph relating to the Subsidiaries' ability to continue as a going concern in the Subsidiaries' audited financial statements as of December 31, 2019 and 2018 and for the years then ended.

Apart from the April 14, 2021 Audit Report, during our two most recent fiscal years and the subsequent interim periods, preceding the Appointment, neither we nor anyone on our behalf consulted Marcum regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Marcum provided to us with a written report or oral advice that was provided to the Company by Marcum, which was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 27, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 27, 2021	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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